Exhibit 99.2

CAPITALIZATION

The following table sets forth our capitalization as of December 31, 2018 for the Apollo Operating Group on a historical basis and as adjusted to give effect to this offering and the use of proceeds therefrom. The information below regarding our financial results for the fiscal quarter and the fiscal year ended December 31, 2018 is preliminary and has not been audited or reviewed by Deloitte & Touche LLP, our independent registered public accountants, nor have any other review procedures been performed by Deloitte & Touche LLP, with respect to these results. See “Summary—Recent Developments—Preliminary Financial Results for the Fiscal Quarter and the Fiscal Year Ended December 31, 2018 (unaudited).” You should read this table in conjunction with the sections titled “Summary—Recent Developments—Preliminary Financial Results for the Fiscal Quarter and the Fiscal Year Ended December 31, 2018 (unaudited),” Summary—Recent Developments—Unaudited Reconciliation of Financial Data” and “Unaudited Reconciliation of Financial Data” included in this offering memorandum, and with the financial statements and the related notes and reconciliations incorporated by reference in this offering memorandum.

	As of December 31, 2018
	Actual	As Adjusted
	(dollars in millions)
4.000% Senior Notes Due 2024	$496.5		$496.5
4.400% Senior Notes due 2026	496.2		496.2
5.000% Senior Notes due 2048	296.4		296.4
Notes offered hereby(1)	—
Revolving Facility(2)	—		—
2014 AMI Term Facilities	33.3		33.3
2016 AMI Term Facility	38.1		38.1
Series A Preferred Shares	264.4		264.4
Series B Preferred Shares	289.8		289.8
Additional paid in capital	1,299.4		1,299.4
Accumulated deficit	(473.3)		(473.3)
Accumulated other comprehensive loss	(4.2)		(4.2)
Non-controlling interests in consolidated entities	271.5		271.5
Non-controlling interests in Apollo Operating Group	804.1		804.1

Total capitalization	$3,812.2	$

(1)

As adjusted reflects gross proceeds of $                million, net of original issue discount of approximately $                million. The discount will be amortized into interest expense over the term of the notes, resulting in the accretion of $                million to par value of $                million.

(2)	As of December 31, 2018, we had no outstanding borrowings under the revolving facility.

UNAUDITED RECONCILIATION OF FINANCIAL DATA

The following tables present the preliminary unaudited financial information for the Apollo Operating Group as of and for the fiscal year ended December 31, 2018. The Apollo Operating Group does not report audited or unaudited financial information on a stand-alone basis. Accordingly, the financial data presented herein for the Apollo Operating Group has been reconciled to Apollo Global Management, LLC’s preliminary unaudited financial information for the relevant period. Such financial data remain subject to adjustment and could differ based on Apollo Global Management, LLC’s actual results that will be reflected in Apollo Global Management, LLC’s Annual Report on Form 10-K for the year ended December 31, 2018.

	For the Year ended December 31, 2018
	Total Apollo Operating Group Consolidated	VIE & Consolidated Funds Total	Other(1)	Total Apollo Global Management, LLC Consolidated
	(dollars in thousands)
Statement of Operations
Revenues:
Management fees from related parties	$1,349,234	$—	$(3,982)	$1,345,252
Advisory and transaction fees from related parties, net	112,278	—	—	112,278
Investment Income (loss):
Performance allocations	(392,061)	—	(8,244)	(400,305)
Principal investment income	9,282	—	(4,160)	5,122

Total investment income (loss)	(382,779)	—	(12,404)	(395,183)
Incentive fees	30,718	—	—	30,718

Total Revenues	1,109,451	—	(16,386)	1,093,065

Expenses:
Compensation and benefits:
Salary, bonus and benefits	459,604	—	—	459,604
Equity-based compensation	173,228	—	—	173,228
Profit sharing expense	(57,833)	—	—	(57,833)

Total compensation and benefits	574,999	—	—	574,999
Interest expense	59,369	—	5	59,374
General, administrative and other	266,105	—	339	266,444
Placement fees	2,122	—	—	2,122

Total Expenses	902,595	—	344	902,939

Other Income (Loss):
Net losses from investment activities	(186,426)	(23)	—	(186,449)
Net gains from investment activities of consolidated variable interest entities	—	39,840	5,272	45,112
Interest income	21,882	11	(1,239)	20,654
Other income, net	418	—	35,411	35,829

Total Other Income (Loss)	(164,126)	39,828	39,444	(84,854)

Income before income tax provision	42,730	39,828	22,714	105,272
Income tax provision	(9,764)	—	(76,257)	(86,021)

Net Income	32,966	39,828	(53,543)	19,251
Net income attributable to Non-controlling Interests	(2,156)	(27,471)	—	(29,627)

Net Income (Loss) Attributable to Apollo Global Management, LLC	30,810	12,357	(53,543)	(10,376)
Net income attributable to Series A Preferred Shareholders	(17,531)	—	—	(17,531)
Net income attributable to Series B Preferred Shareholders	(14,131)	—	—	(14,131)

Net Income (Loss) Attributable to Apollo Global Management, LLC Class A Shareholders	$(852)	$12,357	$(53,543)	$(42,038)

(1)	Includes eliminations for VIE and fund consolidation and entities not included in the Apollo Operating Group.

	As of December 31, 2018
	Total Apollo Operating Group Consolidated	VIE & Consolidated Funds Total	Other(1)	Total Apollo Global Management, LLC Consolidated
	(dollars in thousands)
Statement of Financial Data
Assets:
Cash and cash equivalents	$608,181	4	1,562	609,747
Restricted cash	3,457	—	—	3,457
U.S. Treasury securities, at fair value	392,932	—	—	392,932
Investments (includes performance allocations of $912,182 as of December 31, 2018)	2,811,445	558	(89,391)	2,722,612
Assets of consolidated variable interest entities:
Cash and cash equivalents	—	49,671	—	49,671
Investments, at fair value	—	1,175,985	(308)	1,175,677
Other assets	—	65,543	—	65,543
Incentive Fee receivable	6,792	—	—	6,792
Due from related parties	522,122	—	(144,014)	378,108
Deferred tax assets	5,999	—	300,095	306,094
Other assets	174,087	—	(817)	173,270
Goodwill	88,852	—	—	88,852
Intangible assets, net	18,899	—	—	18,899

Total Assets	$4,632,766	$1,291,761	$67,127	$5,991,654

Liabilities and Shareholders’ Equity
Liabilities:
Accounts payable and accrued expenses	$70,791	$—	$87	$70,878
Accrued compensation and benefits	73,583	—	—	73,583
Deferred revenue	111,097	—	—	111,097
Due to related parties	139,537	—	285,898	425,435
Profit sharing payable	452,141	—	—	452,141
Debt	1,360,448	—	—	1,360,448
Liabilities of consolidated variable interest entities:	—	—
Debt, at fair value	—	899,651	(44,190)	855,461
Other liabilities	—	79,244	(267)	78,977
Due to affiliates	—	1,787	(1,787)	—
Other liabilities	111,794	—	—	111,794

Total Liabilities	2,319,391	980,682	239,741	3,539,814

Shareholders’ Equity:
Apollo Global Management, LLC shareholders’ equity:
Series A Preferred shares, 11,000,000 shares issued and outstanding as of December 31, 2018	264,398	—	—	264,398
Series B Preferred shares, 12,000,000 shares issued and outstanding as of December 31, 2018	289,815	—	—	289,815
Additional paid in capital	—	—	1,299,418	1,299,418
Accumulated deficit	953,366	17,673	(1,444,315)	(473,276)
Accumulated other comprehensive loss	(4,043)	(2,479)	2,363	(4,159)

Total Apollo Global Management, LLC shareholders’ equity	1,503,536	15,194	(142,534)	1,376,196
Non-Controlling Interests in consolidated entities	5,717	295,885	(30,080)	271,522
Non-Controlling Interests in Apollo Operating Group	804,122	—	—	804,122

Total Shareholders’ Equity	2,313,375	311,079	(172,614)	2,451,840

Total Liabilities and Shareholders’ Equity	$4,632,766	$1,291,761	$67,127	$5,991,654

(1)	Includes eliminations for VIE and fund consolidation and entities not included in the Apollo Operating Group.

TOTAL AUM AND FEE-GENERATING AUM FOR CREDIT SEGMENT

The following table presents Total AUM and Fee-Generating AUM amounts for our credit segment by category type:

	As of December 31, 2018
	Total AUM	Fee-Generating AUM
	(dollars in millions)
Liquid/Performing	$54,825	$40,323
Hedge Funds	7,159	2,896
CLOs	14,371	8,852
SIAs/Other	33,295	28,575
Drawdown	25,988	14,124
Credit Opportunity Funds	2,029	1,206
European Principal Finance Funds	7,050	5,468
Structured Credit Funds – FCI and SCRF	8,099	4,317
Permanent Capital Vehicles – Credit	131,604	129,831
Permanent Capital Vehicles – MidCap, AINV, AFT, AIF	14,831	13,524
Permanent Capital Vehicles – MidCap	8,771	8,599
Athene	108,790	108,790
Athene Non-Sub-Advised Assets	85,575	85,575
Athora	7,984	7,517
Athora Non-Sub-Advised Assets	4,952	4,485
Advisory	7,065	—